1 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Exhibit 10.8 First AMENDMENT to COMMERCIAL SUPPLY AGREEMENT THIS FIRST AMENDMENT (“Amendment”) is entered into by and between Seagen Inc., with a principal place of business at 21823 SE 30th Drive, Bothell, WA 98021, USA (“Seagen”), and Hovione FarmaCîencia SA, with a principal place of business at Sete Casas, 2670 Loures, Portugal, (“Hovione”). All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement (defined below). WHEREAS, Seagen and Hovione are parties to that certain Commercial Supply Agreement dated July 01, 2021 (the “Agreement”). WHEREAS, the Parties wish to make certain amendments to the understanding and prices in the Exhibit D of this Agreement as set forth herein and wish to make such amendments effective as of 18th January, 2023 (the “Amendment Effective Date”). NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. As of the Amendment Effective Date EXHIBIT D “PURCHASE PRICE” shall be replaced by the following new version of this EXHIBIT D. This new version defines more accurately batch sizes and their accepted tolerance as well as new prices and how these prices apply to the different batch sizes and yields obtained in manufacturing. EXHIBIT D PURCHASE PRICE 1. Purchase Price: [*] 2. Seagen and Hovione each hereby confirm and ratify, except for the sections of the Agreement specifically amended hereunder, all terms, conditions, and provisions of the Agreement, which remain and shall remain in full force and effect as of the Effective Date. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment. 3. This Amendment shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

2 IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed by their respective officers or other representatives duly authorized. This Amendment shall be effective as of the Amendment Effective Date. Seagen Inc. Hovione FarmaCiência SA By: /s/Christopher Croson By: /s/ Joseph D’Antuono Name: Christopher Croson Name: Joseph D`Antuono Title: Executive Director, Global Manufacturing Title: Sen. VP Sales Commercial Services 2/7/2023 By: By: /s/ Marco Gill Name: Name: Marco Gil Title: Title: Sen. VOP Sales & Marketing 2/7/2023